UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  March 2, 2005


                     American Airlines, Inc.
     (Exact name of registrant as specified in its charter)


         Delaware              13-1502798                  1-2691
 (State of Incorporation) (Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
   (Address of principal executive offices)              (Zip Code)


                            (817) 963-1234
                    (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 8.01    Other Events

American Airlines, Inc. is filing herewith a press release issued on March 2, 2005 as Exhibit 99.1, which is included herein. This press release was issued to report February traffic for American
Airlines, Inc.









                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  March 3, 2005







                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release








                                        Exhibit 99.1

                              CONTACT:  Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com



FOR RELEASE: Wednesday, March 2, 2005



           AMERICAN AIRLINES REPORTS FEBRUARY TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest airline, reported a record February load factor of 72.2 percent. This year's February load factor was 3.3 points higher than the prior record, achieved last year. Traffic during the month grew by 2.4 percent, despite one less travel day year over year. Capacity declined 2.3 percent compared to last year.
     International traffic increased 11.3 percent relative to last year on 8.1 percent more capacity. Domestic traffic declined 1.4 percent compared to last year on a 6.9 percent capacity reduction.
     American boarded 6.9 million passengers in February.

     Detailed traffic and capacity data are on the following pages:












                          - - more - -






             AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES

                           FEBRUARY
                                2005         2004     CHANGE
REVENUE PASSENGER MILES (000)
  SYSTEM                     9,601,771    9,378,232       2.4 %
         D.O.T. DOMESTIC     6,488,133    6,579,886      (1.4)
         INTERNATIONAL       3,113,638    2,798,346      11.3
         ATLANTIC            1,109,308    1,013,281       9.5
         LATIN AMERICA       1,688,233    1,509,694      11.8
         PACIFIC               316,097      275,372      14.8

AVAILABLE SEAT MILES (000)
  SYSTEM                    13,295,174   13,606,056      (2.3) %
         D.O.T. DOMESTIC     8,798,406    9,445,582      (6.9)
         INTERNATIONAL       4,496,768    4,160,474       8.1
         ATLANTIC            1,552,544    1,519,020       2.2
         LATIN AMERICA       2,489,665    2,266,443       9.8
         PACIFIC               454,559      375,011      21.2

LOAD FACTOR
  SYSTEM                          72.2 %       68.9 %     3.3 Pts
         D.O.T. DOMESTIC          73.7         69.6       4.1
         INTERNATIONAL            69.2         67.2       2.0
         ATLANTIC                 71.4         66.7       4.7
         LATIN AMERICA            67.8         66.6       1.2
         PACIFIC                  69.5         73.4      (3.9)

PASSENGERS BOARDED           6,930,345    6,838,282       1.3 %

SYSTEM CARGO TON MILES (000)   174,945      172,262       1.6 %

                          - - more - -





             AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
                    YEAR-TO-DATE FEBRUARY
                                2005         2004     CHANGE
REVENUE PASSENGER MILES (000)
  SYSTEM                    20,167,591    19,154,126      5.3 %
         D.O.T. DOMESTIC    13,437,272    13,166,832      2.1
         INTERNATIONAL       6,730,319     5,987,294     12.4
         ATLANTIC            2,364,708     2,186,324      8.2
         LATIN AMERICA       3,668,424     3,208,337     14.3
         PACIFIC               697,188       592,632     17.6

AVAILABLE SEAT MILES (000)
  SYSTEM                    27,705,936    27,779,996     (0.3) %
        D.O.T. DOMESTIC     18,291,392    19,199,656     (4.7)
        INTERNATIONAL        9,414,544     8,580,340      9.7
        ATLANTIC             3,253,974     3,135,276      3.8
        LATIN AMERICA        5,211,407     4,668,813     11.6
        PACIFIC                949,163       776,251     22.3

LOAD FACTOR
  SYSTEM                          72.7 %        68.9 %    3.8 Pts
        D.O.T. DOMESTIC           73.4          68.5      4.9
        INTERNATIONAL             71.4          69.7      1.7
        ATLANTIC                  72.6          69.7      2.9
        LATIN AMERICA             70.3          68.7      1.6
        PACIFIC                   73.4          76.3     (2.9)

PASSENGERS BOARDED          14,385,198    13,795,368      4.3 %

SYSTEM CARGO TON MILES (000)   344,362       331,619      3.8 %

                               ###
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